UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

Commission File Number: 1-40392

DT Midstream, Inc.

Delaware	38-2663964
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrant’s address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1279

Registrant’s telephone number, including area code: (313) 402-8532

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, par value $0.01	DTM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

DTE Energy Company (“DTE Energy”) and DT Midstream, Inc. (“DT Midstream”) will conduct a webcast with investors on June 9, 2021 and DT Midstream will meet with investors through June 28, 2021. A copy of the slide presentation from the meetings is furnished as Exhibit 99.1 to this report and will be available on DTE Energy’s website, www.dteenergy.com, on June 8, 2021.

In its business presentation and this filing, DTE Energy and DT Midstream discuss 2021 operating earnings guidance. It is likely that certain items that impact each company’s 2021 reported results will be excluded from operating results. Reconciliations to the comparable 2021 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

DTE Energy and DT Midstream also discuss Adjusted EBITDA and Distributable Cash Flow in the slide presentation. The reconciliations of net income to Adjusted EBITDA and Distributable Cash Flow as projected for full-year 2021 are not provided. Each of DTE Energy and DT Midstream does not forecast net income as it cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, each of DTE Energy and DT Midstream is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, each of DTE Energy and DT Midstream is not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or Distributable Cash Flow.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

99.1	Slide presentation of DTE Energy Company, dated June 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements:

This Current Report on Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Cautionary Statement Concerning Forward-Looking Statements” section in DT Midstream’s Form 10 registration statement, as amended (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DT Midstream that discuss important factors that could cause DT Midstream’s actual results to differ materially. DT Midstream expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2021

DT MIDSTREAM, INC. (Registrant) by
/s/ Jeffrey Jewell
Name: Jeffrey Jewell
Title: Chief Financial Officer